EXHIBIT (99.2)

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Barbara Burns, with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:

(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer, director and/or beneficial owner of equity securities of GMS Inc. (the “Company”), (i) any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), (ii) Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act, (iii) Schedules 13D and 13G in accordance with Section 13 of the Exchange Act, and (iv) and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such (i) form required to be filed by the undersigned pursuant to Rule 144 under the Securities Act, (ii) Form 3, 4, or 5 under Section 16(a) of the Exchange Act, (iii) Schedule 13D or 13G under Section 13 of the Exchange Act, or (iv) other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Rule 144 under the Securities Act or Sections 13 or 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any form required to be filed by the undersigned pursuant to Rule 144 under the Securities Act, any Form 3, 4, or 5 under Section 16(a) of the Exchange Act, or any Schedule 13D or 13G under Section 13 of the Exchange Act with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 2016.

/s/ John L. Garcia
John L. Garcia

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as beneficial owner of equity securities of GMS Inc. (the “Company”), Schedules 13D and 13G (including any and all amendments thereto) in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G under Section 13 of the Exchange Act or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedule 13D or 13G (including any and all amendments thereto) under Section 13 of the Exchange Act with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2017.

2009 G. MICHAEL CALLAHAN, JR. FAMILY TRUST

By:	/s/ Joseph P. Callahan
Name: Joseph P. Callahan
Title: Trustee

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2016.

/s/ G. Michael Callahan, Jr.
G. Michael Callahan, Jr.

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2016.

/s/ Richard Alan Adams
Richard Alan Adams

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of May, 2016.

/s/ Peter C. Browning
Peter C. Browning

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of May, 2016.

/s/ John J. Gavin
John J. Gavin

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Craig D. Apolinsky, with full power of substitution, the undersigned’s true and lawful attorney-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2016.

/s/ H. Douglas Goforth
H. Douglas Goforth

 POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of May, 2016.

/s/ Ronald R. Ross
Ronald R. Ross

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as beneficial owner of equity securities of GMS Inc. (the “Company”), Schedules 13D and 13G (including any and all amendments thereto) in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G under Section 13 of the Exchange Act or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedule 13D or 13G (including any and all amendments thereto) under Section 13 of the Exchange Act with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2017.

SECOND BITE INVESTMENTS, LLC

By:	/s/ Richard K. Mueller
Name: Richard K. Mueller
Title: Chief Executive Officer

POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, with full power of substitution, the undersigned’s true and lawful attorneys-in-fact to:
(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as executive officer and/or director of GMS Inc. (the “Company”), any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of the Company;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or any such Form 3, 4, or 5, or other form or report, including, without limitation, all forms or reports necessary to obtain EDGAR Identification Numbers, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with either Rule 144 under the Securities Act or Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms required to be filed by the undersigned pursuant to Rule 144 under the Securities Act or Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2016.

/s/ Richard K. Mueller
Richard K. Mueller